Regency Energy Partners LP
Investor Day Presentation
June 11, 2013



Forward-Looking Statements

Certain matters discussed in this report include “forward-looking” statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as “anticipate,” “believe,” “intend,” “project,” “plan,” “expect,” “continue,” “estimate,” “goal,” “forecast,” “may” or similar expressions help identify forward-looking statements. Although we believe our forward-looking statements are based on reasonable assumptions and current expectations and projections about future events, we cannot give assurances that such expectations will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. Additional risks include, volatility in the price of oil, natural gas, and natural gas liquids, declines in the credit markets and the availability of credit for the Partnership as well as for producers connected to the Partnership’s system and its customers, the level of creditworthiness of, and performance by the Partnership’s counterparties and customers, the Partnership's ability to access capital to fund organic growth projects and acquisitions, and the Partnership’s ability to obtain debt and equity financing on satisfactory terms, the Partnership's use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time-to-time in the Partnership's transactions, changes in commodity prices, interest rates, and demand for the Partnership's services, changes in laws and regulations impacting the midstream sector of the natural gas industry, weather and other natural phenomena, industry changes including the impact of consolidations and changes in competition, the Partnership's ability to obtain required approvals for construction or modernization of the Partnership's facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking information.

In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than the Partnership has described. The Partnership undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Agenda

1. Overview & Strategy	➢ Mike Bradley, President & CEO
2. Natural Gas Transportation and Gathering & Processing Segment Overviews – Permian Integration Strategy & Synergies	➢ Jim Holotik, EVP & Chief Commercial Officer ➢ Jennifer Street, Senior Director of Engineering ➢ Rich Rehm, EVP of Operations
3. NGL Services Overview	➢ Steve Spaulding, EVP of Lone Star NGL
4. Contract Services Overview	➢ Chad Lenamon, President of Contract Services
5. Financial Review	➢ Tom Long, EVP & CFO
6. Conclusion	➢ Mike Bradley, President & CEO
7. Q&A	



Overview & Strategy

Recent Developments

Closed on $1.5 billion acquisition of Southern Union Gathering Services ("SUGS")

- Creates a leading gathering and processing footprint within the Permian Basin
- Improves ability to serve customers and creates strong platform for additional growth
- Significant synergy potential
  - Expect approximately $25 million in 2013, increasing to over $40 million in 2014

Completed nearly $1 billion of major, fee-based organic growth projects on time and within budget

- Completed construction of 209,000 Bbls/d Gateway NGL Pipeline and first 100,000 Bbls/d Mont Belvieu fractionator[1]
- Added 120 MMcf/d of processing capacity and 60 MMcf/d of treating capacity
- Volumes on the Eagle Ford Expansion Project have increased 55% from December 2012 to April 2013
- Recently set horsepower in 3 new plays and revenue generating horsepower is at an all-time high

Delivered solid financial and operating performance driven by increased volumes in liquids-rich regions

- Had a strong first quarter due to the ramp up from recently completed organic growth projects and continued growth in liquids-rich operating areas
- Gathering and processing segment volumes increased 11% and NGL barrels increased 14% from Q1 2012 to Q1 2013, and are expected to continue increasing in 2013 and 2014

Further Strengthened Balance Sheet

- Increased capacity of revolving credit facility to $1.2 billion with a $300 million accordion
- Extended the weighted average maturity of our senior unsecured debt while lowering the average interest rate

1 Via Lone Star Joint Venture

2013 Objectives



Execution

- Successfully integrate SUGS assets
  - Meet/exceed synergy targets
  - Achieve growth and performance expectations
- Successfully execute on organic growth projects
  - Complete on time and on budget
  - Achieve performance expectations



Invest In Future Growth

- Utilize integrated platform of assets to capture additional capital investment opportunities
- Pursue strategic acquisition opportunities to expand portfolio and diversity into new plays



Leverage Integrated Midstream Platform

- Offer fully integrated midstream services to customers
- Leverage expertise between business segments
- Ability to package services utilizing all business segments creates new growth opportunities



Maintain Stable Cash Flows

- Maintain high percentage of fee-based cash flows
- Strategically target growth opportunities backed by fee-based commitments
- Mitigate a substantial portion of commodity risk with a strategic hedging program



Prudent Balance Sheet Management

- Maintain leverage ratio near 4.0x
- Maintain ample liquidity to fund organic growth projects
- Focus on achieving investment grade metrics[1]

Regency is well positioned to increase distributions

1 Investment grade ratings and the applicable criteria are solely determined by the rating agencies

Execution: Major Expansions Under Construction

- Regency has an extensive capital project portfolio providing strong visibility for continued growth

Project	RGP Growth Capital ($ in millions)	Contract Type	Expected Completion Date
Edwards Lime JV Gathering System Expansion[1]	$90	Fee-based with reservation fees 15-year terms	July 2013
Dubach Expansion	$75	Fee-based with reservation fees and acreage dedication	JT Plant - In service November 2012 Cryogenic Processing Plant – Mid 2013
Red Bluff Expansion[2]	$330	Primarily POP with some opportunities to utilize fee-based	Mid 2013
Dubberly Expansion	$65	Fee-based with reservations fees and acreage dedication	December 2013
Lone Star Fractionator 2[3]	$105	Fee-based (take or pay) 10-year terms	Q4 2013
WTX Expansion 2[2]	$230	Primarily POP with some opportunities to utilize fee-based	Mid-to-late 2014
Mariner South Pipeline	$70	Fee-based (ship or pay)	Q1 2015
Total Growth Capital	**$965**		

These growth projects are expected to add 490 MMcf/d of processing capacity, 90 MMcf/d of treating capacity, 400 MMcf/d of gathering capacity, 100,000 Bbls/d of fractionation capacity and 100,000 Bbls/d of de-ethanizer capacity

1. Represents Regency's 60% share
2. Represents total project costs. Regency's expected costs since April 30, 2013, are expected to be $69 million and $183 million, respectively
3. Represents Regency's 30% share

Invest In Future Growth: Driven By Liquids-Rich Shale Plays

➢ Regency's capital investments are focused in emerging shale plays located near existing assets that require additional midstream infrastructure

Gathering & Processing

- Drilling activity driving volume and NGL production growth
- Red Bluff and WTX Expansion 2 will address additional processing capacity needs necessitated by continued drilling and production in the area
- Expecting additional expansions in NLA as Cotton Valley production increases due to continued permitting and drilling inside operating area
- Additional in-field drilling in STX increasing gas flows to CDP's
- Evaluating opportunities to increase processing capacity in STX
- Well positioned in dry-gas plays when natural gas prices recover



Marcellus/Utica
Permian/Bone Spring
Cotton Valley/Brown Dense
Eagle Ford Shale
MAP LEGEND
Compression & Treating Operating Base
Gathering System
Regency Intrastate Gas System (RIGS)*
Lone Star NGL*
Midcontinent Express Pipeline*
Regency Regional Offices
SUGS Pipeline
SUGS Treating/Processing Facility
Regency Corporate Headquarters
Regency Gas Treating/Processing Facility
Lone Star NGL Facility*
*Via joint venture interest

NGL Logistics

- Evaluating opportunities to further expand capacity on the Gateway Pipeline
- Mont Belvieu assets are positioned to further expand as demand for fractionation capacity increases

Contract Services

- Continue to pursue larger gas-lift opportunities and turn-key facility installations, including compression and production facilities
- Various compression applications required to collect and transport associated gas to market
- Excited about additional opportunities for treating installations in 2013 and 2014

Summary

➤ Extensive midstream portfolio and strong position in liquids-rich plays driving expansion opportunities









Visibility for Continued Organic Growth	High-Quality Assets	Integrated Midstream Platform	Focused on Execution
• $1 billion of organic growth projects under construction • Projects targeted to provide mid-to-high teen returns • New opportunities continue to develop	• Assets strategically located in majority of most active shales and basins • Liquids-rich plays driving significant organic growth program • High percentage of fee-based margins	• Comprehensive midstream service provider with significant presence across the midstream value chain • Diversity of business mix, along with strategically located assets providing new growth opportunities	• Experienced management team committed to growing distributions • Supportive general partner, Energy Transfer Equity (NYSE: ETE)

Regency is well positioned to increase distributions

Transportation and Gathering & Processing



Transportation and Gathering & Processing: Asset Overview

REGENCY

Gathering & Processing Asset Summary[1]	
Total Gathering Capacity (MMcf/d)	3,217
Total Processing Capacity (MMcf/d)	1,330
Total Gas Treating Capacity (MMcf/d)	1,320

Transportation Asset Summary[1]	
Total Intrastate Transportation Capacity	2.1 Bcf/d
Total Interstate Transportation Capacity	1.8 Bcf/d



Colorado
Missouri
Oklahoma
Louisiana
Legend
REGENCY PLANT
SUGS PLANT
REGENCY GATHERING
REGENCY TRANSMISSION
SUGS PIPELINE
MIDCONTINENT EXPRESS
LONESTAR PIPELINE
AVALON-BONE SPRING
CLINE
COTTON VALLEY
PEARSALL
WOLFCAMP
PERMIAN
BROWN DENSE
EAGLE FORD
HAYNESVILLE-BOSSIER
MISSISSIPPI PLAY

1 All information as of April 30, 2013

Intrastate Transportation: RIGS

- The Dubberly expansion project, which is expected to be completed by year-end 2013, will utilize the RIGS pipeline for transportation of residue volumes

RIGS Haynesville Joint Venture Partnership Structure[1]

- 50/50 Joint Venture with Alinda Capital Partners
- Regency operates the assets on behalf of the Joint Venture


Arkansas
Miller
Lafayette
Columbia
Union
Bradley
Ashley
Claiborne
Union
Morehouse
Lisbon Plant
Bossier
Webster
Caddo
Lincoln
Dubberly Plant
Elm Grove Plant
Bienville
Ouachita
Richland
Louisiana
Jackson
Red River
De Soto
Caldwell
Franklin
Winn
Texas
Natchitoches
La Salle
Catahoula
Grant
Legend
RGP Plant Facility
RIGS Pipeline

RIGS Details	
Capacity / Pipeline Length	► 2.1 Bcf/d ► 450 miles
Major Shippers	► Petrohawk ► Exco ► BG ► El Paso Corporation ► Chesapeake
Louisiana Markets Served	► Union Power ► Swepco ► Louisiana Tech
Major Pipeline Interconnections	► Texas Gas ► Tennessee ► Trunkline ► Southern Natural ► ANR ► Columbia Gulf ► Tetco
Firm Transportation Commitments	► Expansion volumes fully subscribed with approximately 85% demand charges with approximately 7 years remaining on contracts ► Approximately 87% demand charges on Legacy system with ~ 1-4 years remaining

1 Regency owns 49.99% of the Haynesville Joint Venture, GE Energy Financial Services owns 0.01%

Interstate Transportation: MEP

MEP Joint Venture Partnership Structure
▶ 50/50 Joint Venture with Kinder Morgan ▶ Kinder Morgan operates the assets on behalf of the Joint Venture



Tennessee
Oklahoma
Arkansas
Bennington Bryan
Lamar CS
Atlanta CS
Perryville CS
Delhi
Mississippi
Vicksburg CS
Pooling Zone 2
Texas
Louisiana
Alabama
Legend
Points of Interest
Midcon Express Pipeline
Zone 1
Zone 2

MEP Details	
Capacity / Pipeline Length	▶ 1.8 Bcf/d ▶ 500 miles
Major Shippers	▶ Chesapeake ▶ Cross Timbers ▶ EOG Resources ▶ New Field Exploration
Major Pipeline Interconnections	▶ Texas Gas ▶ NGPL ▶ ANR ▶ Columbia Gulf ▶ Southern Natural ▶ CEGT ▶ TETCO ▶ Destin ▶ Transco
Firm Transportation Commitments	▶ Primarily fee-based revenues supported by long-term demand agreements ▶ Approximately 6 years remaining on contracts

Gathering and Processing: Mid-Continent



Kiowa
Greeley
Wichita
Scott
Lane
Ness
Hodgeman
Finney
Hamilton
Prowers
Gray
Ford
Colorado
Kansas
Stanton
Grant
Meade
Clark
Morton
Stevens
Seward
Cimarron
Texas
Oklahoma
Beaver
Harper
Ellis
Texas
Hansford
Ochiltree
Lipscomb
Legend
REGENCY PLANT
GATHERING
MISSISSIPPI PLAY

Mid-Continent	YTD 2013
Total Gathering Capacity (MMcf/d)	437
Total Processing Capacity (MMcf/d)	50

Growth Opportunities

- FrontStreet assets continue to provide steady, fee-based margins that are not solely dependent on total throughput of flowing volumes
- Currently flowing approximately 199,000 MMbtu/d out of mature reservoirs with minimal decline in existing volumes
- New forecasted drilling is expected to replace declining volumes

Gathering and Processing: NLA


Bowie
Cass
Arkansas
Texas
Calhoun
Bradley
Drew
Ashley
Richland
Caldwell
Franklin
Winn
La Salle
Grant
Legend
REGENCY PLANT
NEW CONSTRUCTION
GATHERING
TRANSMISSION
COTTON VALLEY
BROWN DENSE
HAYNESVILLE-BOSSIER

North Louisiana	YTD 2013
Total Processing Capacity (MMcf/d)	540
Total Treating Capacity (MMcf/d)	325
Total Gathering Capacity (MMcf/d)	800

Growth Opportunities

- New 70 MMcf/d cryogenic facility located at Dubach is scheduled to come online on time and under budget by July 1
- Horizontal drilling has provided year-to-date volume growth of over 60% compared to year-to-date 2012 with higher margin gas coming in from the Cotton Valley and Brown Dense formations
- Growth is expected to continue throughout the balance of the year
- Dubberly expansion will increase the gathering capacity by up to 400 MMcf/d and utilize 200 MMcf/d of refrigerated processing capacity at Dubberly
- New capacity will be online in the fourth quarter of 2013 and expanded drilling in the area creates the opportunity for the installation of additional cryogenic facilities and liquids handling systems

Gathering and Processing: South Texas



Legend
REGENCY PLANT
GATHERING
PEARSALL
PERMIAN
EAGLE FORD
Edwards
Real
Kerr
Kendall
Bandera
Comal
Hays
Guadalu
Bexar
Kinney
Uvalde
Medina
Wilson
Gonzales
Texas
Zavala
Frio
Atascosa
DeWitt
La Salle
Live Oak
Bee
Refugio
San Patricio
Duval
Jim Wells
Nueces

South Texas	YTD 2013
Total Treating Capacity (MMcf/d)	320
Total Gathering Capacity (MMcf/d)	1,200

Growth Opportunities

- In-field drilling around the Eagle Ford Expansion Project is increasing gas flows to CDP's by 55% from December to April
- Completion of Edwards Lime Joint Venture Expansion will bring the total treating capacity of the system to 160 MMcf/d and condensate transportation capacity to 17,000
- Completion of the Tilden Expansion will increase treating capacity of the facility to 160 MMcf/d
- Year-to-date volumes have grown 43% over year-to-date 2012 volumes and growth is expected to continue throughout the remainder of 2013
- This increased volume growth has created demand for additional processing solutions through either greenfield development or acquisitions

Gathering and Processing: Combined Permian

- On April 30, 2013, Regency acquired Southern Union Gathering Services, Ltd. ("SUGS"), from Southern Union Company, a jointly owned affiliate of Energy Transfer Equity, L.P. and Energy Transfer Partners, L.P.

Pro-forma Permian Asset Map


Gaines
Dawson
Andrews
Martin
Midland
Crane
Upton
Crockett
Jeff Davis
Brewster
Presidio
Legend
REGENCY PLANT
SUGS PLANT
GATHERING
SUGS PIPELINE
AVALON-BONE SPRING
CLINE
PERMIAN
WOLFCAMP

West Texas	Base Regency	SUGS	Combined Systems
Total Gathering Capacity (MMcf/d)	260	520	780
Total Processing Capacity (MMcf/d)	250	490	740
Total Treating Capacity (MMcf/d)	125	550	675

Growth Opportunities

- Bone Spring, Avalon and Wichita Albany formations are seeing increased drilling activity in the Permian Basin, which has led to expanding existing gathering facilities and increasing the reach of the Permian System
- Integration of the Regency/SUGS assets will create a super system for the Permian Basin, which will provide increased capacity and reliability for ongoing and future developments
- The 125 MMcf/d Ranch JV cryogenic processing facility is online as of January 2013
- The 200 MMcf/d Red Bluff plant is scheduled to be online in July with plans for an additional 200 MMcf/d facility to come online mid-to-late 2014
- The Lone Star Gateway expansion is complete and has increased the available NGL takeaway from the region by 180,000 Bbls/d
- Year-to-date volumes on the entire system are up 28%, driven by the completion of the Ranch Joint Venture plant
- We expect this trend to continue with the completion of the Red Bluff plant in July 2013

Permian Integration Strategy

- Immediately upon closing, Regency implemented comprehensive plan to integrate and capture synergies



Organization Integration
Resource Maximization
Improved Reliability
Process Integration
System Integration
30
25
20
15
10
5
0
Regency & SUGS Integration Teams
OPEX & Capital Optimization
Enhanced Performance
Asset Focus
Commercial Integration

Expected Financial Impacts from Synergies

Increased Gross Margin	Reduced Expenses (Operating and G&A)	Reduced and Deferred Capital Expenditures
Increased volumes from greater system flexibility	Lower costs due to more efficient organizational structure	Deferred capital expenditures to new facilities
	Leverage CDM's procurement process to lower materials costs	
Improved runtime at plant and compression facilities		Reduced capital expenditures from use of underutilized assets
	Reduced G&A from lower corporate allocation	
Increased asset efficiencies through system optimization	Optimize compression utilization and availability	Improve project economics through combined SUGS and Regency volumes

Reliability and Performance Improvement


Operations
Planning & Coordination
Maintenance





Organization and Technology Integration	Reliability	Efficiencies
➢ Operate as a collective group of assets versus individual facilities ➢ Result: Lower costs and more efficient use of critical resources and technology	➢ Gathering System Control Center for coordination and planning ➢ Engine Analysis Program shifts maintenance activities from reactive to predictive and preventative ➢ Work Order System Implementation for prioritizing work on critical equipment first	➢ Information: SCADA and communicating EFMs provide real-time data on system operations ➢ Managing pressure and volume volatility allows for more average volume throughput ➢ Actual plant performance measured against design performance

System efficiency improvements result in better customer service, improved operating conditions and greater reliability

System and Commercial Integration: Synergies

- Optimization projects identified by combining the two systems will optimize gas flows, increase reliability and provide for greater system flexibility

West Texas System


New Mexico
Texas
Keystone Plant
Halley Plant
Mi Vida Plant
Ranch JV Plant
Waha Plant
Coyanosa Plant
Ward
Reeves
Crane
Legend
REGENCY PLANT
SUGS PLANT
TIE OVER POINTS
Existing
POTENTIAL
PROPOSED
REGENCY PIPELINE
SUGS PIPELINE
0
4.5
9
Miles
1 inch = 3 miles

System and Commercial Integration: Synergies Example

- Consolidation of Regency and SUGS field assets will allow for alternative use of redundant assets and reduce overall operating costs

Woodward Mountain Assets



Texas
Pecos
Reeves
0 2 4 Miles
1 inch = 2 miles
Legend
REGENCY PLANT
SUGS PLANT
TIE OVER POINTS
POTENTIAL
PROPOSED
REGENCY PIPELINE
SUGS PIPELINE

Consolidation Benefits
Manpower Reductions
Increased HP utilization
Fuel Savings
Reduced Maintenance Costs
Improved Pipeline Hydraulics

Gathering & Processing Opportunities Summary

REGENCY ENERGY PARTNERS



Bone Spring/Permian

- Newly combined assets of Regency/SUGS are well positioned to access current and geographically expanding Delaware Basin activity in the Wolfcamp, Bonespring and Avalon formations
- Additional 400 MMcf/d of processing capacity is being added in the near future in order to handle additional gas supplies. New capacity will utilize NGL takeaway through Lone Star's new NGL pipeline and fractionation facilities

Cotton Valley

- Expanding Dubach System to connect to our Dubberly Plant to access additional processing capacity for the growing Brown Dense and Cotton Valley volumes

Eagle Ford Shale

- Location of our Fashing[1] and Tilden treating facilities provide a unique opportunity to offer sour gas treating services in the Eagle Ford Shale, along with the possibility of increasing processing capacity in the region
- Continue to see increased in-field drilling around the Eagle Ford Expansion Project
- Expect the Edwards Lime Joint Venture expansion to come online in July 2013

1 Held within Edwards Lime Joint Venture

NGL Services



Lone Star NGL

➢ Lone Star's midstream assets include storage, NGL pipeline, fractionation and processing facilities which handle a wide array of energy products, including natural gas, NGLs, petrochemicals and refined products


New Mexico
Oklahoma
Texas
Lone Star West Texas Pipeline 12" (140 Mbpd)
ETP Godley 1,2,3,5
RGP Jal
RGP Keystone
RGP Red Bluff
RGP Haley
RGP Mivida
RGP Bone Springs
RGP Waha
RGP Tippett
RGP Coyanosa
ETP Justice 20" (340 Mbpd)
ETP LaGrange\Chisholm
ETP Jackson 1,2,3,4
ETP Kenedy
Formosa
CP Chem Sweeny
Lone Star Mt. Belvieu Frac (200 Mbpd)
Lone Star West Texas Gateway 16" (209 Mbpd)
ETP Freedom\Liberty (75 Mbpd)
Legend
ETC Plants
Regency Plants
Connected Plants
ETC Fractionators
Others' Fractionators
Lone Star West Texas NGL
Lone Star Planned Gateway Plus
ETC Justice NGL Line
ETC Freedom NGL
ETC-Copano JV Liberty NGL
ETC Spirit NGL
Regency Pipeline

NGL Logistics Asset Summary[1]	
NGL Transportation (miles)	1,740
NGL Fractionation (Bbls/d)	125,000
NGL Storage (MMBbls)	47

1 Represents Regency's 30% share of Lone Star adjusted EBITDA
2 Expected to be completed mid 2013
3 Transported via third-party pipelines from Regency NLA facilities to Lone Star Mont Belvieu fractionation facilities

NGL Services: Performance

Lone Star NGL

2011 Adjusted EBITDA by Segment[1]


30%
14%
57%

2013 Estimated Adjusted EBITDA by Segment[1]


2%
13%
10%
35%
40%

NGL Storage NGL Pipeline Transportation Refinery Services Fractionation Other

2011 Margin Breakout[1]


28%
72%

2013 Estimated Margin Breakout[1]


14%
86%

Fee Commodity

Segment	Contract Structure	Average Contract Duration
NGL Storage	100% Fee-based	1-3 Years
West Texas Pipeline	Dedicated or Take-or-Pay Contracts	5-15 Years
Gateway NGL Pipeline	Dedicated or Take-or-Pay Contracts	15 Years
Refinery Services	Primarily POP with some Keep-whole	3 Years
Fractionators 1 & 2	100% Fee-based, Take-or-Pay	10 Years

1 Represents Regency's 30% share of Lone Star adjusted EBITDA

NGL Services: Expansion Plans

Lone Star NGL



West Texas Gateway NGL Pipeline

- 209,000 Bbls/d pipeline is providing new liquid takeaway to the Permian Basin and Eagle Ford Shale and allowing for the development of rich gas and oil reserves and new processing facilities

Frac 1 & 2

- Recently completed construction of first 100,000 Bbls/d fractionator at Mont Belvieu
- Currently constructing second 100,000 Bbls/d fractionator at Mont Belvieu

Mariner South

- Project will integrate SXL's Nederland Terminal and pipeline with Lone Star's Mont Belvieu fractionation and storage facilities
- 100,000 Bbls/d de-ethanizer to convert propane to international specifications

MAP LEGEND

- Compression & Treating Operating Base
- Gathering System
- Regency Intrastate Gas System (RIGS)*
- Lone Star NGL*
- Midcontinent Express Pipeline*
- Regency Regional Offices
- SUGS Pipeline
- SUGS Treating/Processing Facility
- Regency Corporate Headquarters
- Regency Gas Treating/Processing Facility
- Lone Star NGL Facility*

*Via joint venture interest

2013 Opportunities

- Recently announced propane export project
- Mont Belvieu assets (Fractionation, storage and purity product transportation) are positioned to further expand
- Evaluating opportunities to further expand NGL transport capacity from the Permian Basin
- Working to optimize storage mix at Mont Belvieu
- Pursuing expansion opportunities for the Refinery Services business to help refiners maximize operations

Expect Lone Star's EBITDA to increase significantly as projects come online and volumes ramp up in 2013 and 2014

Contract Services



Contract Services: Who We Are

- CDM Resource Management is a natural gas contract compression company that services the oil and gas industry using custom-engineered compression packages
- Zephyr Gas Services supplies the natural gas industry with superior contract treating, processing and condensate stabilization solutions







Applications	Full-Service Contracts	Other Services	Unique Business Model	Flexibility in Design
• Gas compression packages ranging from 75 HP to 3,550 HP • Natural gas treating and processing equipment	• 1 monthly service fee • Customers incur no additional charges for non-mechanical related call-outs • 98% runtime guarantee	• Provide and install all surface facility equipment • Turn-key construction and installation • Maintenance and operation of customer-owned equipment • Facility optimization and utilization studies	• Resource Management approach ensures the most efficient and reliable service to increase the customer's bottom line	• Specially-engineered fleet allows for consistency and rapid installation • Designed to quickly adapt to changing field conditions and easily move into new regions

Contract Compression: Asset Overview[1]

- CDM is well positioned to provide fee-based, turn-key services in the majority of all shale plays and able to capitalize on those that are currently experiencing increased drilling activity

Asset Utilization[2]



Horsepower (in thousands)
Utilization
Q1 2011: 813 / 106
Q2 2011: 777 / 112
Q3 2011: 786 / 105
Q4 2011: 792 / 120
Q1 2012: 779 / 127
Q2 2012: 755 / 149
Q3 2012: 802 / 125
Q4 2012: 843 / 88
Q1 2013: 891 / 68
Revenue Generating Horsepower
Idle
Utilization

- Revenue generating HP is currently at an all-time high, projecting to reach over 1,000,000 revenue generating HP by end of Q3 2013
- Set horsepower in three new plays during Q4 2012 and Q1 2013: Utica, Granite Wash and Niobrara
- Experiencing steep ramp up in demand for horsepower with 143,000 net HP growth since Q2 2012
- Current fleet utilization approximately 95%



Marcellus/ Utica
Niobrara
Granite Wash / Mississippi Lime
Fayetteville
Permian/Avalon/ Bone Spring/Wolfcamp/ Wolfberry/Cline
Barnett/ Cotton Valley
Gulf Coast
Eagle Ford Shale
Footprint as of April 2012
Growth since April 2012

1 As of Q1 2013
2 In the first quarter of 2013, certain units were transferred from the contract services segment to the gathering and processing segment. For comparison purposes, the prior period's revenue generating horsepower has been restated to conform to Q1 2013

Contract Compression: 2013 Outlook

- Have seen a significant increase in demand for compression in shale plays which is expected to continue throughout 2013

Horsepower By Shale Play



250,000
200,000
150,000
100,000
50,000
0
Barnett
Eagle Ford
Fayetteville
Gulf Coast
Cotton Valley
Marcellus
Utica
Mississippi Lime
Permian Basin
Niobrara
2011 YE
2012 YE
2013E YE

2013 Opportunities and Growth Strategies

- Year to date, 65,190 HP has been added to operating HP from idle fleet and new build
- Currently 71,000 HP booked and scheduled to be set before October 2013
- Utilization will continue to average in the mid- 90's for the remainder of 2013
- Focus on filling in gaps between established operating regions
- Expect net HP Growth in all operating regions in 2013

Target Shale Plays for Expansion



Cline
Granite Wash
Woodbine
2013 Sales Focus
Footprint

Annual Growth[1]



Revenue Generating HP
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
2012 YE
2013A May
2013E YE

1 In the first quarter of 2013, certain units were transferred from the contract services segment to the gathering and processing segment. For comparison purposes, the prior period's revenue generating horsepower has been restated to conform to Q1 2013

Contract Treating: Asset Overview[1]

➢ Zephyr is well positioned in several rapidly growing shale plays, which is expected to allow us to capitalize on increased activity and production

Asset Utilization



350
300
250
200
150
100
50
0
# of Assets
100%
80%
60%
40%
20%
0%
Utilization
194
48
191
71
262
43
2011 YE
2012 YE
2013 E YE
Revenue Generating Assets
Idle
Utilization

➢ Continued focus on customer service

➢ Consolidation of contract services has improved systems alignment and streamlined back office processes

➢ Successful design and engineering of liquids-rich products
  - Fuel Gas Conditioning Skid
  - Condensate Stabilizer

➢ Achieved no recordable safety incidents



Permian/Avalon/
Bone Spring/Wolfcamp/
Wolfberry/Cline
Barnett
Fayetteville
Cotton Valley
Gulf Coast
Eagle Ford Shale
Footprint as of April 2012
Growth since April 2012

[1] As of Q1 2013

Contract Treating: 2013 Outlook

- In 2013, with the successful integration of the treating and compression sales teams, we have experienced an increase in sales coverage and diversified our customer base

Assets by Shale Play

2011 YE



1%
11%
17%
2%
1%
68%
Permain/Bone Spring
Eagle Ford
Barnett
Fayetteville
Cotton Valley/Haynesville
Gulf Coast

2013E YE



12%
9%
25%
51%
2%
2%

2013 Opportunities and Growth Strategies

- Bookings over 1,200 GPM in 2013 year-to-date
- Expand geographic footprint to mirror compression business
- Liquids-rich shale plays
- Identify potential new product line(s) and continue to enhance and develop existing product lines
  - Refrigeration plants
- Diversify customer base

Assets by Region



100
90
80
70
60
50
40
30
20
10
-
Amine Plants
Condensate Stab.
Fuel Gas Cond. Skids
Gas Coolers
Misc. Eq.
West Region
East Region

West Region includes Eagle Ford, Permian and Barnett; East Region includes Gulf Coast, Fayetteville and Cotton Valley/Haynesville

Contract Services: Where We Are Going

- In summary, our contract services segment presents tremendous opportunities and upside potential with the results we have experienced from the existing and developing shale plays

Basins	Synergies	Fleet/Product Mix

Basins

- Continue to focus on liquids-rich Basins
  - Eagle Ford
  - West Texas
- Execute in the newer shale plays
  - Niobrara
  - Cline
  - Woodbine
- Dry-gas basin activity increasing with stabilized gas prices

Synergies

- Continue to focus on cross selling ability
  - Leveraging both companies' traditional customer base
  - Ability to take gas from the wellhead to the pipeline via compression, treating and production services
  - Increased ability to focus on developing new customers
- Fill in geographical voids by targeting specific customers and/or opportunities
- Organization Structure
- Systems Alignment

Fleet/Product Mix

- Compression
  - Staged and sized appropriately
- Fuel Skids
  - Condition rich fuel gas commonly found in majority of shale plays
- Condensate Stabilizers
  - Stabilize condensate for transportation
- Amine Plants
  - H_2S and CO_2 common in numerous shale plays
- Gas Coolers
  - Enhances economics of wellhead gas stream

With these synergies and the appropriate product mix, we are well positioned for growth and able to capture future opportunities as they arise

Financial Review



Financial Objectives

Maintain Strong Balance Sheet	➢ Maintain a disciplined capital management program and a leverage ratio near 4.0x ➢ Maintain ample liquidity and flexibility to fund organic growth projects
Maximize Return on Invested Capital	➢ Continue to leverage low cost of capital to generate strong returns by prudently investing in organic growth projects and strategic acquisitions
Maintain Stable Cash Flows	➢ Organic growth spend is primarily invested in fee-based projects, enabling Regency to maintain stable cash flows ➢ Currently executing on hedging commodity risk associated with the SUGS asset

Both SUGS and organic growth projects will contribute to our goals of increasing coverage, growing distributions, and continually improving the metrics that drive our credit ratings

Capital Markets Update

Revolving Credit Facility

- Amended our credit facility in May 2013
  - Extended the maturity date to May 2018
  - Increased capacity from $1.15 billion to $1.2 billion with a $300 million accordion feature
  - Improved pricing by 75 bps

Senior Notes Issuances

- Issued $600 million of senior notes at 4.5% in April 2013, using the proceeds to help fund the SUGS acquisition
- Issued $700 million of senior notes at 5.5% in November 2012, using the proceeds to pay down the revolving credit facility

Senior Notes Buyback

- On June 3, 2013, redeemed the remaining $163 million of our outstanding 9.375% Senior Notes for half of the annual coupon (4.6875%)

Continuous Offering Program

- $200 million program with $15 million of proceeds generated through March 31, 2013

Pro-forma Debt Maturity Profile

- Weighted average maturity of debt is 8.5 years, with no debt maturing for nearly 5 years

Pro-forma Debt Maturity Profile


$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$ in millions
$666
$534
$600
$500
$600
$700
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Unutilized Revolver Capacity
Utilized Revolver Capacity
6.875% Senior Notes
6.5% Senior Notes
5.5% Senior Notes
4.5% Senior Notes

- After the addition of the 4.5% Senior Notes and buyback of the 9.375% Senior Notes, the weighted average rate on all senior notes is 5.8%
- Currently have low exposure to interest rates with 82% of pro-forma debt charged a fixed rate
- Moody's affirmed B1 rating and revised outlook to positive from stable after announcement of SUGS acquisition
- After the notes buyback, over $650 million of available liquidity

Financial Discipline During Growth

- Over the past seven years, Regency has maintained its credit metrics while investing in substantial acquisitions and organic growth projects

Long-Term Debt to Adjusted EBITDA



Total Book Capitalization (billions)
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
8.0x
7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
LT Debt/Adj. EBITDA
$1.0
$1.3
$2.5
$2.5
$4.8
$5.6
$6.2
$6.3
YE 2006
YE 2007
YE 2008
YE 2009
YE 2010
YE 2011
YE 2012
Q1 2013
Total Book Capitalization
LT Debt/Ebitda
Target

Long-Term Debt to Capitalization



Total Book Capitalization (billions)
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
70%
60%
50%
40%
30%
20%
10%
0%
LT Debt/Total Book Capitalization
$1.0
$1.3
$2.5
$2.5
$4.8
$5.6
$6.2
$6.3
YE 2006
YE 2007
YE 2008
YE 2009
YE 2010
YE 2011
YE 2012
Q1 2013
Total Book Capitalization
LT Debt/Book Cap

- Long-term target of 4.0x is based on our credit facility compliance calculation. Q1 2013 compliance leverage ratio is 4.30x

Maximize Returns: 2013 Capital Expenditures

2013 Estimated Growth Capital		
Business Segment	**Growth Capital ($ in millions)**	**Major Projects**
Gathering & Processing[1]	$410	Primarily Edwards Lime JV Expansion, Dubach Expansion, Red Bluff Expansion, Dubberly Expansion
Contract Services	$145	Primarily for compression in liquids-rich plays and amine plant installations
NGL Services	$130	Primarily Fractionator 2
Total Growth Capital	**$685**	

- For 2013, maintenance capital expenditures, including our proportionate share related to our unconsolidated affiliates and the SUGS assets, are estimated to be $45 million

Major growth projects expected to support distribution growth as projects come online

1 Includes approximately $135M of identified SUGS projects

Diverse Portfolio

- The Lone Star Joint Venture broadened Regency's asset base by adding a significant NGL logistics platform to our portfolio
- Acquisition of complimentary SUGS assets increases scale in core Gathering & Processing business

Adjusted Segment Margin[1,2]



FY 2006
29%
71%
Estimated 2013
21%
47%
12%
20%
Gathering & Processing
Transportation
NGL Services
Contract Services

1 Excludes segment margin from the Corporate and Others Segment
2 Segment margin excludes margin from horsepower owned and operated on behalf of our Gathering and Processing segment, which is eliminated upon consolidation

Maintain Stable Cash Flows: Business Mix

- Acquisition of the SUGS assets significantly increases the scope of Regency's core gathering and processing business in one of the top oil-producing basins in the U.S
- Currently executing on hedging commodity risk associated with the SUGS assets

Adjusted Total Segment Margin


FY 2010
3%
21%
76%
FY 2011
6%
11%
83%
FY 2012
9%
8%
83%
FY 2013 Target
10%
20%
70%
Fee-based
Hedged Commodity
Un-hedged Commodity

Maintain Stable Cash Flows: DCF Sensitivities

DCF Sensitivity to Commodity Price Changes – Balance of 2013[1]

Change in Natural Gas Price ($/MMbtu) \ Change in WTI Price ($/Bbl)	Decrease $10.00	Flat	Increase $10.00
Decrease $1.00	$ (18M)	$ (10M)	$ (2M)
Flat	$ (8M)	$ 0	$ 8M
Increase $1.00	$ 2M	$ 10M	$ 18M

- A $10.00 per Bbl movement in crude along with the same percentage change in NGL pricing would result in a $8 million change in Regency's forecasted 2013 DCF
- A $1.00 per MMbtu movement in natural gas pricing would result in a $10 million change in Regency's forecasted 2013 DCF

1 Inclusive of SUGS

Conclusion



Concluding Thoughts

- Well positioned to increase DCF/Unit and achieve investment grade ratings over time[1]

Integrated Midstream Platform	➢ Diverse portfolio of services provides attractive options for producers ➢ Assets strategically positioned to benefit from growing drilling activity in liquids-rich plays
Stable Cash Flows	➢ Diversity of business mix reduces volatility and provides more predictable cash flow stream ➢ Already began hedging a portion of natural gas, condensate and NGL exposure associated with recently acquired SUGS assets
Significant Organic Growth Opportunities	➢ Majority of Regency's announced expansion projects are expected to come online in 2013 ➢ All projects currently under construction are expected to be completed on or ahead of schedule and within budget ➢ $685 million in organic growth capital investments planned for 2013
Strong Balance Sheet	➢ Approximately $650 million in liquidity as of March 31, 2013, adjusted for the call of the 9.375% senior notes

Management is focused on growing distributions

1 Investment grade metrics and the applicable criteria are solely determined by the rating agencies



Q&A



Appendix

Maintain Stable Cash Flows: Comprehensive Hedging Program

Executed Hedges by Product[1]	Balance of 2013	Full Year 2014
Natural Gas/Ethane	53%	45%
Propane	77%	-
Normal Butane	69%	11%
C5+/Condensate	83%	19%

1 As of June 7, 2013. Based on exposures as of Q1 2013, inclusive of SUGS assets

Maintain Stable Cash Flows: Comprehensive Hedging Program

Executed Hedges by Product[1]				
	Balance of 2013		Full Year 2014	
	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)
Propane	2,510	$0.93	-	-
Normal Butane	908	$1.43	150	$1.54
	Bbls/d	Price ($/Bbl)	Bbls/d	Price ($/Bbl)
WTI	1,898	$96.72	426	$96.23
Cushing to Midland Basis	930	(0.34)	-	-
	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)
Natural Gas (Henry Hub)	22,579	$3.84	17,000	$4.13
Natural Gas (Permian)	15,000	$4.35	15,000	$4.22

Note: WTI prices in $/bbl; WTI Natural Gas prices in $/MMbtu; all other prices in $/gallon

1 As of June 7, 2013

Gathering and Processing: 2013 Margin By Type

Mid-Continent - 2013 Estimated Margin by Type[1]


4%
2%
12%
8%
73%
Gas Margin
NGL Margin
Condensate Margin
Net Fee Margin
Helium

North Louisiana - 2013 Estimated Margin by Type


12%
12%
3%
73%
Gas Margin
NGL Margin
Condensate Margin
Net Fee Margin

South Texas - 2013 Estimated Margin by Type


8%
2%
14%
76%
Gas Margin
NGL Margin
Condensate Margin
Net Fee Margin

West Texas - 2013 Estimated Margin by Type


16%
32%
33%
19%
Gas Margin
NGL Margin
Condensate Margin
Net Fee Margin

1 Includes margin from FrontStreet

Gathering and Processing: Volumes By Region

Mid-Continent[1] Average Annual Throughput



(000's MMBtu/d)
251
237
220
214
2009
2010
2011
2012

North Louisiana Average Annual Throughput



(000's MMBtu/d)
459
409
435
441
2009
2010
2011
2012

South Texas Average Annual Throughput



(000's MMBtu/d)
146
218
386
625
2009
2010
2011
2012

West Texas Annual Average Throughput



(000's MMBtu/d)
664
566
568
643
2009
2010
2011
2012

1 Includes margin from FrontStreet

CDP Illustration

- Established CDP allows for a fully-integrated system, which utilizes the complete suite of Regency's services offerings, including gathering & processing, compression and treating
- Modular design is easily replicated in other geographic regions



Compression
(CDM Resource Management)
Treating Facilities
(Zephyr Gas Services)
Condensate and Water
Tanks
Separation

Non-GAAP Reconciliation

	Three Months Ended March 31, 2013	Three Months Ended March 31, 2012
	($ in thousands)	
Net income	$ (4,803)	$ 28,900
Add (deduct):		
Interest expense, net	36,771	29,557
Depreciation and amortization	48,259	51,506
Income tax expense (benefit)	(2,271)	51
EBITDA (1)	$ 77,956	$ 110,014
Add (deduct):		
Non-cash gain from commodity and embedded derivatives	18,217	(2,115)
Unit-based compensation expenses	1,750	1,289
Loss (gain) on asset sales, net	1,055	36
Income from unconsolidated affiliates	(35,397)	(31,958)
Partnership's interest in unconsolidated affiliates' adjusted EBITDA (2)(3)(4)(5)	63,125	57,218
Other income, net	273	(434)
Adjusted EBITDA	$ 126,980	$ 134,050

(1) Earnings before interest, taxes, depreciation and amortization.

(2) 100% of Haynesville Joint Venture's Adjusted EBITDA is calculated as follows:

	2013	2012
Net income	$ 19,733	$ 22,622
Add (deduct):		
Depreciation and amortization	9,126	9,094
Interest expense, net	439	480
Gain on sale of asset, net	(12)	-
Adjusted EBITDA	$ 29,286	$ 32,196
Average ownership interest	49.99%	49.99%
Partnership's interest in Adjusted EBITDA	$ 14,640	$ 16,095

(3) 100% of MEP Joint Venture's Adjusted EBITDA is calculated as follows:

	2013	2012
Net income	$21,080	$21,494
Add:		
Depreciation and amortization	17,359	17,369
Interest expense, net	12,846	12,894
Adjusted EBITDA	$51,285	$51,757
Average ownership interest	50.00%	50.00%
Partnership's interest in Adjusted EBITDA	$25,643	$25,879

(4) 100% of Lone Star Joint Venture's Adjusted EBITDA is calculated as follows:

	2013	2012
Net income	$ 54,114	$ 37,881
Add (deduct):		
Depreciation and amortization	19,732	$ 12,270
Other expenses, net	728	673
Adjusted EBITDA	$ 74,574	$ 50,824
Average ownership interest	30.00%	30.00%
Partnership's interest in Adjusted EBITDA	$ 22,372	$ 15,247

(5) 100% of Ranch Joint Venture's Adjusted EBITDA is calculated as follows:

	2013	2012
Net income (loss)	$ 87	$ (24)
Add (deduct):		
Depreciation and amortization	1,325	-
Other income, net	-	-
Adjusted EBITDA	$ 1,412	$ (24)
Average ownership interest	33.33%	33.33%
Partnership's interest in Adjusted EBITDA	$ 471	$ (8)

We acquired a 33.33% interest in Ranch Joint Venture in December 2011.

REGENCY ENERGY PARTNERS

Non-GAAP Reconciliation

	Three Months Ended			
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
	($ in thousands)			
Net income (loss)	$ (8,949)	$ (1,454)	$ 29,327	$ 28,900
Add:				
Interest expense, net	36,314	28,567	27,934	29,557
Depreciation and amortization	58,992	45,881	45,132	51,506
Income tax expense (benefit)	739	-	38	51
EBITDA (1)	$ 87,096	$ 72,994	$ 102,431	$ 110,014
Add (deduct):				
Non-cash (gain) loss from commodity and embedded derivatives	(2,177)	7,327	(21,862)	(2,115)
Unit-based compensation expenses	1,315	1,176	1,005	1,289
Loss (gain) on asset sales, net	1,303	(42)	1,548	36
Income from unconsolidated affiliates	(27,139)	(21,055)	(34,185)	(31,958)
Partnership's ownership interest in unconsolidated affiliates' adjusted EBITDA (2)(3)(4)(5)	56,911	54,201	59,168	57,218
Loss on debt refinancing, net	-	-	7,820	-
Other income, net	(1,471)	(452)	(994)	(640)
Adjusted EBITDA	$ 115,838	$ 114,149	$ 114,926	$ 133,844

(1) Earnings before interest, taxes, depreciation and amortization.

(2) 100% of Haynesville Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:

	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Net income	$ 14,483	$ 6,520	$ 26,222	$ 22,622
Add (deduct):				
Depreciation and amortization	9,114	9,152	9,108	9,094
Interest expense, net	427	457	460	480
Loss on sale of asset, net	425	1,285	-	-
Impairment of property, plant and equipment	7,637	14,114	-	-
Other expense, net	-	-	-	-
Adjusted EBITDA	$ 32,086	$ 31,528	$ 35,790	$ 32,196
Ownership interest	49.99%	49.99%	49.99%	49.99%
Partnership's interest in Adjusted EBITDA	$ 16,040	$ 15,761	$ 17,891	$ 16,095

(3) 100% of MEP Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:

	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Net income	$ 20,660	$ 20,735	$ 20,377	$ 21,494
Add:				
Depreciation and amortization	17,357	17,354	17,357	17,364
Interest expense, net	12,837	12,812	12,899	12,894
Adjusted EBITDA	$ 50,854	$ 50,901	$ 50,633	$ 51,752
Ownership interest	50%	50%	50%	50%
Partnership's interest in Adjusted EBITDA	$ 25,427	$ 25,450	$ 25,317	$ 25,876

We acquired a 49.9% interest in MEP Joint Venture in May 2010.

(4) 100% of Lone Star Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:

	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Net income	$ 37,460	$ 30,611	$ 41,220	$ 37,881
Add (deduct):				
Depreciation and amortization	13,787	12,832	12,635	12,270
Other (income) expense, net	270	36	(673)	673
Adjusted EBITDA	$ 51,517	$ 43,479	$ 53,182	$ 50,824
Ownership interest	30%	30%	30%	30%
Partnership's interest in Adjusted EBITDA	$ 15,455	$ 13,043	$ 15,954	$ 15,247

We acquired a 30% interest in Lone Star Joint Venture in May 2011.

(5) 100% of Ranch Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:

	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Net loss	$ (623)	$ (880)	$ (51)	$ -
Add (deduct):				
Depreciation and amortization	615	713	55	-
Other income, net	(23)	-	-	-
Adjusted EBITDA	$ (31)	$ (167)	$ 4	$ -
Ownership interest	33%	33%	33%	33%
Partnership's interest in Adjusted EBITDA	$ (11)	$ (55)	$ 1	$ -

We acquired a 33.33% interest in Ranch Joint Venture in December 2011.

Non-GAAP Reconciliation

	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Net income	$ 13,628	$ 30,849	$ 14,837	$ 14,305
Add (deduct):				
Interest expense, net	28,926	28,852	24,689	20,007
Depreciation and amortization	45,989	41,956	40,503	40,236
Income tax expense (benefit)	484	(89)	102	(32)
EBITDA (1)	**$ 89,027**	**$ 101,568**	**$ 80,131**	**$ 74,516**
Add (deduct):				
Non-cash (gain) loss from commodity and embedded derivatives	2,230	(15,056)	(803)	(4,290)
Unit-based compensation expenses	923	891	875	921
Loss (gain) on asset sales, net	(2,422)	(131)	153	28
Income from unconsolidated affiliates	(32,619)	(30,946)	(32,167)	(23,808)
Partnership's ownership interest in unconsolidated affiliates' adjusted EBITDA (2)(3)(4)	57,572	56,128	55,413	44,459
Other expense, net	290	(536)	(352)	(29)
Adjusted EBITDA	**$ 115,001**	**$ 111,918**	**$ 103,250**	**$ 91,797**

(1) Earnings before interest, taxes, depreciation and amortization.

	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
(2) 100% of Haynesville Joint Venture's Adjusted EBITDA is calculated as follows:				
Net income Haynesville Joint Venture	$ 24,483	$ 24,282	$ 30,265	$ 30,156
Add (deduct):				
Depreciation and amortization	9,084	9,100	8,664	8,082
Interest expense, net	463	395	251	136
Other expense, net	-	5	-	11
Haynesville Joint Venture's Adjusted EBITDA	**$ 34,030**	**$ 33,782**	**$ 39,180**	**$ 38,385**
(3) 100% of MEP Joint Venture's Adjusted EBITDA is calculated as follows:				
Net income MEP Joint Venture	$ 22,655	$ 2,198	$ 20,276	$ 20,410
Add:				
Depreciation and amortization	17,362	17,401	17,398	17,377
Other expense	12,892	12,855	12,913	12,855
MEP Joint Venture's Adjusted EBITDA	**$ 52,909**	**$ 32,454**	**$ 50,587**	**$ 50,642**
(4) 100% of Lone Star Joint Venture's Adjusted EBITDA is calculated as follows:				
Net income Lone Star Joint Venture	$ 35,049	$ 30,952	$ 27,958	N/A
Add (deduct):				
Depreciation and amortization	12,205	12,904	7,139	N/A
Other (income) expense, net	(237)	(16)	185	N/A
Lone Star Joint Venture's Adjusted EBITDA	**$ 47,017**	**$ 43,840**	**$ 35,282**	**N/A**

N/A - We acquired a 30% interest in Lone Star Joint Venture in May 2011.

Non-GAAP Reconciliation

	Three Months Ended				
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
	($ in millions)				
Net income	$ (5)	$ (9)	$ (1)	$ 29	$ 29
Add (deduct):					
Operation and maintenance	45	45	41	39	41
General and administrative	17	16	15	16	16
Loss (gain) on asset sales, net	1	1	-	2	-
Depreciation and amortization	48	59	46	45	51
Income from unconsolidated affiliates	(35)	(27)	(21)	(34)	(32)
Interest expense, net	37	36	28	28	30
Loss on debt refinancing, net	-	-	-	8	-
Other income and deductions, net	14	(4)	(1)	(8)	(17)
Income tax expense (benefit)	(2)	1	-	-	-
Total Segment Margin	120	118	107	125	118
Non-cash loss (gain) from commodity derivatives	4	2	9	(14)	(2)
Segment margin related to the noncontrolling interest	(2)	(2)	(1)	(1)	(1)
Segment margin related to our ownership percentage in Ranch JV	1	-	-	-	-
Adjusted Total Segment Margin	$ 123	$ 118	$ 115	$ 110	$ 115
Gathering and Processing Segment Margin	$ 71	$ 69	$ 60	$ 79	$ 71
Non-cash loss (gain) from commodity derivatives	4	2	9	(14)	(2)
Segment margin related to the noncontrolling interest	(2)	(2)	(1)	(1)	(1)
Segment margin related to our ownership percentage in Ranch JV	1	-	-	-	-
Adjusted Gathering and Processing Segment Margin	74	69	68	64	68
Natural Gas Transportation Segment Margin	-	-	-	1	1
Contract Services Segment Margin	47	50	47	45	47
Corporate Segment Margin	5	5	5	5	4
Inter-segment Eliminations	(3)	(6)	(5)	(5)	(5)
Adjusted Total Segment Margin	$ 123	$ 118	$ 115	$ 110	$ 115

Non-GAAP Reconciliation

	Three Months Ended March 31,	
	2013	2012
Haynesville Joint Venture	($ in millions)	
Net income	$ 20	$ 23
Add:		
Operation and maintenance	5	5
General and administrative	5	4
Depreciation and amortization	9	9
Total Segment Margin	**$ 39**	**$ 41**

	Three Months Ended March 31,	
	2013	2012
MEP Joint Venture	($ in millions)	
Net income	$ 21	$21
Add:		
Operation and maintenance	3	4
General and administrative	7	7
Depreciation and amortization	17	17
Interest expense, net	13	13
Total Segment Margin	**$ 61**	**$ 62**

	Three Months Ended March 31,	
	2013	2012
Lone Star Joint Venture	($ in millions)	
Net income	$ 54	$ 38
Add:		
Operation and maintenance	18	12
General and administrative	9	5
Depreciation and amortization	20	12
Tax expense	1	-
Total Segment Margin	**$ 102**	**$ 68**

	Three Months Ended	
	March 31, 2013	March 31, 2012
	($ in millions)	
Ranch Joint Venture		
Net income (loss)	$ -	$ -
Add:		
Operation and maintenance	2	-
Depreciation and amortization	1	-
Total Segment Margin	**$ 3**	**$ -**

*Ranch Joint Venture's Refrigeration Processing Plant started its operation in June 2012 and the full facility began operations in December 2012.